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Rosetta Resources
Get to know your portfolio, you’ll feel better!

John D. Clayton
Senior Vice President
Asset Development

DUG Conference
October 11, 2011
San Antonio, Texas

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the
Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures;
uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance;
potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks;
uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent
Form 10-K, Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The
Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the
SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used (cont.)

 – Focus on understanding the rocks; appreciate your technical staffs!
 – Faith, hope & luck are not substitutes for brains, initiative & work ethic!
During last year’s conference, I left you with a few thoughts to stew on …

 – Focus on understanding the rocks; appreciate your technical staffs!
 – Faith, hope & luck are not substitutes for brains, initiative & work ethic!
 – Focus on quality over quantity; know the difference!
 – They are called sweet spots for a reason!
During last year’s conference, I left you with a few thoughts to stew on …

- INVEST IN SWEAT EQUITY
- ENTER EARLY
- START DELINEATION

 – Focus on understanding the rocks; appreciate your technical staffs!
 – Faith, hope & luck are not substitutes for brains, initiative & work ethic!
 – Focus on quality over quantity; know the difference!
 – They are called sweet spots for a reason!
 – Focus on optimizing full scale development; not just the next well.
 – It does you absolutely no good to drill your best well last!
During last year’s conference, I left you with a few thoughts to stew on …

- INVEST IN SWEAT EQUITY
- ENTER EARLY
- START DELINEATION
- NEVER STOP OPTIMIZING

 – Focus on understanding the rocks; appreciate your technical staffs!
 – Faith, hope & luck are not substitutes for brains, initiative & work ethic!
 – Focus on quality over quantity; know the difference!
 – They are called sweet spots for a reason!
 – Focus on optimizing full scale development; not just the next well.
 – It does you absolutely no good to drill your best well last!
 – Focus on profitability
 – Admire your activity but track your production and count your pennies!
During last year’s conference, I left you with a few thoughts to stew on …

- INVEST IN SWEAT EQUITY
- ENTER EARLY
- START DELINEATION
- NEVER STOP OPTIMIZING

 – Focus on understanding the rocks; appreciate your technical staffs!
 – Faith, hope & luck are not substitutes for brains, initiative & work ethic!
 – Focus on quality over quantity; know the difference!
 – They are called sweet spots for a reason!
 – Focus on optimizing full scale development; not just the next well.
 – It does you absolutely no good to drill your best well last!
 – Focus on profitability
 – Admire your activity but track your production and count your pennies!
❑ GET TO KNOW YOUR PORTFOLIO
 – Focus on optionality
 – There is not a better feeling in the world than knowing you have your future well in hand
This year, let’s add yet another thought for you to take home …

South Texas
Sacramento Basin
DJ Basin
Arklatex
San Juan Basin
Green River Basin
Gulf of Mexico
Just a few years ago, Rosetta had assets spread across 10 states …

South Texas
Sacramento Basin
DJ Basin
Arklatex
San Juan Basin
Green River Basin
Southern Alberta Basin
Gulf of Mexico
We then added resource plays in the Eagle Ford and the Southern Alberta Basin …

South Texas
Sacramento Basin
DJ Basin
Arklatex
San Juan Basin
Green River Basin
Core Assets
Non-core Assets
Southern Alberta Basin
Gulf of Mexico
Significant portfolio analysis led to defining our core and non-core assets …

South Texas
Sacramento Basin
DJ Basin
Arklatex
San Juan Basin
Green River Basin
Core Assets
Non-core Assets
Southern Alberta Basin
Gulf of Mexico
SOLD
SOLD
SOLD
SOLD
SOLD
SOLD
Over the past 18 months, we have divested of all of our non-core assets …

South Texas
Core Assets
Southern Alberta Basin
Today, we have one of the best Eagle Ford asset bases in the entire play …

Our **PORTFOLIO** has never been more valuable

Our **OPTIONALITY** has never been broader

Our **TECHNICAL STAFFS** have never been stronger

Our **FOCUS** has never been clearer

Our **FUTURE** has never been brighter

Core Assets

Southern Alberta Basin
… and our efforts have paid a multitude of dividends.

So, let’s see how we have approached understanding our Eagle Ford inventory …

In aggregate, we have 65,000 net acres in the play … with > 75% in the liquids windows …

Gates Ranch is our largest asset totaling roughly 26,500 net acres …

At the time of last year’s conference, we had delineated the asset with 21 horizontal wells …

As of today, we have now drilled and completed more than 40 wells on the Ranch …

Gates Ranch Daily Production

10000
1000
100
0
100
200
300
400
500
600
Days
Daily Equivalent Gas Production (MCFE)

7.3 BCFE Composite Type Curve (PUD bookings)
10 BCFE Composite Type Curve
And we couldn’t be more pleased with our results …
DISCOVERY WELL
3500 ft lateral & 10 frac stages
DEVELOPMENT WELLS
5000 ft lateral & 15 frac stages

Gross Daily Rate
Completed Well Count
250000
200000
150000
100000
50000
0
100
90
80
70
60
50
40
30
20
10
0
9/1/2009
10/1/2009
11/1/2009
12/1/2009
1/1/2010
2/1/2010
3/1/2010
4/1/2010
5/1/2010
6/1/2010
7/1/2010
8/1/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010
1/1/2011
2/1/2011
3/1/2011
4/1/2011
5/1/2011
6/1/2011
7/1/2011
8/1/2011
9/1/2011
Gross Daily Rate (mcfepd)
Completed Well Count

At the time of last year’s conference, our Eagle Ford wells were producing roughly 65 mmcfepd …
65 mmcfepd

Gross Daily Rate
Completed Well Count
250000
200000
150000
100000
50000
0
100
90
80
70
60
50
40
30
20
10
0
9/1/2009
10/1/2009
11/1/2009
12/1/2009
1/1/2010
2/1/2010
3/1/2010
4/1/2010
5/1/2010
6/1/2010
7/1/2010
8/1/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010
1/1/2011
2/1/2011
3/1/2011
4/1/2011
5/1/2011
6/1/2011
7/1/2011
8/1/2011
9/1/2011
Gross Daily Rate (mcfepd)
Completed Well Count

Today, we now have nearly 50 producing wells in the play that are making more than 200 mmcfepd …

2009
Other Core 103
Non-Core 205
Eagle Ford 43
2010
Non-Core 86
Other Core 76
Eagle Ford 317
June 2011
Non-Core 2
Other Core 84
Eagle Ford 884

■ Eagle Ford
■ Other Core
■ Non-Core
351 Bcfe
479 Bcfe
970 Bcfe
… and as a result, our company has grown tremendously …

We originally spaced the ranch at 100 acres per well … yielding an inventory of roughly 250 locations …

With our discovery well now approaching 2 years, and a multitude of learnings, we believe that optimum well spacing on the ranch will be less than 100 acres …
Infill Pilot Areas

If well spacing turns out to be 55 acres per well, our remaining inventory on the ranch would be roughly
300 well locations …

Briscoe Ranch is located immediately north of Gates Ranch in the condensate window …

The discovery well at Briscoe Ranch was recently completed and has been a success …

… which has now provided us with up to 55 wells in our inventory …

Central Dimmit County is located in the oil window …

With our recent activities, we now have 2 successful tests in this area …

… increasing our inventory to up to 115 wells …

Northern LaSalle and the Karnes Trough area are both in the oil window of the play …

We are currently drilling a ‘test’ well on our Karnes Trough acreage … and our Northern LaSalle acreage is scheduled to be tested in 2012 … if successful, both could provide up to 75 well locations …

Our Encinal acreage, located mostly in northern Webb county is in the Dry Gas window of the play …

We have delineated this acreage with the success of 1 discovery well and 3 delineation wells …

Encinal provides up to 160 well locations in our inventory …

Gates Ranch	Briscoe Ranch	Central Dimmit	Northern LaSalle	Karnes Trough	Encinal	Total
Drilling Rig Activity	3	---	---	---	1		4
Wells completed	45	1	2	---	---	4	52
Locations remaining	180-300	35-55	65-115	35-55	20	110-160	445 - 705
Capital remaining	$1.35B - $2.25B	$0.26B - $0.41B	$0.49B - $0.86B	$0.26B - $0.41B	$0.15B	$0.83B - $1.20B	$3.3B - $5.3B
Rig Years (16 wells per year)	11.3 – 18.8	2.2 – 3.4	4.1 – 7.2	2.2 – 3.4	1.3	6.9 – 10.0	28 – 44
Years remaining (60 wells per year)	3.0 – 5.0	0.6 – 0.9	1.1 – 1.9	0.6 – 0.9	0.33	1.8 – 2.7	7.5 – 11.8

At a pace of 60 wells per year, and well spacing between 55 and 100 acres, we have a drilling inventory of roughly 8 to 12 years ahead of us … just on our existing leasehold.

Gross Daily Rate
500000
450000
400000
350000
300000
250000
200000
150000
100000
50000
0
Completed Well Count
700
600
500
400
300
200
100
0
9/1/2009
9/1/2010
9/1/2011
9/1/2012
9/1/2013
9/1/2014
9/1/2015
9/1/2016
9/1/2017
9/1/2018
9/1/2019
9/1/2020
9/1/2021
9/1/2022
Gross Daily Rate (mcfepd)
Completed Well Count

Actual completion pace of 25 wells per year for first 2 years
To put that into perspective, our first two years of activity completed roughly 25 wells per year and grew production to more than 200 mmcfepd …

Gross Daily Rate
500000
450000
400000
350000
300000
250000
200000
150000
100000
50000
0
9/1/2009
9/1/2010
9/1/2011
9/1/2012
9/1/2013
9/1/2014
9/1/2015
9/1/2016
9/1/2017
9/1/2018
9/1/2019
9/1/2020
9/1/2021
9/1/2022
700
600
500
400
300
200
100
0
Completed Well Count
Gross Daily Rate (mcfepd)
Completed Well Count

Completion Pace of 60 wells per year
used as an example to show the true
“running room” of the portfolio
Using our pace of 60 wells per year, we will be busy in this play, on this acreage, drilling and completing wells for many many more years to come …

Gross Daily Rate
500000
450000
400000
350000
300000
250000
200000
150000
100000
50000
0
Completed Well Count
700
600
500
400
300
200
100
0
9/1/2009
9/1/2010
9/1/2011
9/1/2012
9/1/2013
9/1/2014
9/1/2015
9/1/2016
9/1/2017
9/1/2018
9/1/2019
9/1/2020
9/1/2021
9/1/2022
Gross Daily Rate (mcfepd)
Completed Well Count

Completion Pace of 60 wells per year
used as an example to show the true
“running room” of the portfolio
Using our pace of 60 wells per year, we will be busy in this play, on this acreage, drilling and completing wells for many many more years to come …
100 acre well spacing
55 acre well spacing

❑  KNOW YOUR PORTFOLIO
 – Focus on optionality
 – There is not a better feeling in the world than
 knowing you have your future well in hand
So, building from last year’s conference … let’s now get to know our portfolio …

 – Focus on optionality
 – There is not a better feeling in the world than
 knowing you have your future well in hand
So, building from last year’s conference … let’s now get to know our portfolio …

Rosetta Resources

Get to know your portfolio, you'll feel better!

We feel Great!

Growth